UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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BioMarin Pharmaceutical Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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See the reverse side of this notice to obtain  proxy materials and voting instructions.  You are receiving this communication because you hold  shares in the above named company.  This is not a ballot. You cannot use this notice to vote  these shares. This communication presents only an  overview of the more complete proxy materials that are  available to you on the Internet. You may view the proxy  materials online at www.proxyvote.com or easily request a  paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.      Meeting Information  Meeting Type: <mtgtype>  For holders as of: <recdate>  Date: Time: <mtgtime>  Location:  *** Exercise Your Right to Vote ***    Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on <mtgdate>.  0000288217_1 R1.0.1.25    BIOMARIN PHARMACEUTICAL INC. Annual Meeting  June 06, 2016  June 06, 2016 9:00 AM PDT  April 11, 2016  BioMarin Pharmaceutical Inc.  Tamalpais Room  750 Lindaro Street  San Rafael, CA 94901  For Directions visit www.biomarin.com - "Contact us"

How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do  so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the  appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.  Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  .  .  0000288217_2 R1.0.1.25  1. Notice & Proxy Statement 2. Form 10-K 3. CEO Stockholder Letter  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 23, 2016 to facilitate timely delivery.

Voting items  0000288217_3 R1.0.1.25  The Board of Directors recommends that you  vote FOR the following:  1. Election of Directors  Nominees  01 Jean-Jacques Bienaimé 02 Michael Grey 03 Elaine J. Heron 04 V. Bryan Lawlis 05 Alan J. Lewis  06 Richard A. Meier 07 David Pyott 08 Dennis J. Slamon  The Board of Directors recommends you vote FOR the following proposal(s):  2 To approve, on an advisory basis, the compensation of BioMarin's Named Executive Officers as defined and  disclosed in its Proxy Statement.  3 To ratify the selection of KPMG LLP as the independent registered public accounting firm for BioMarin for the  fiscal year ending December 31, 2016.  The Board of Directors recommends you vote AGAINST the following proposal(s):  4 A stockholder proposal requesting that BioMarin issue a sustainability report describing BioMarin's  environmental, social and governance performance, if properly presented at BioMarin's Annual Meeting of  Stockholders.  NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any  adjournment thereof.

Voting Instructions 0000288217_4 R1.0.1.25